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                                                                    Exhibit 10.2

                            ARBINET-THEXCHANGE, INC.
              FIRST AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS AND
                                    ADVISORS
                                STOCK OPTION PLAN


Section 1. Introduction.

The purpose of this Plan is to promote the interests of the Company and its shareholders by attracting and retaining highly qualified independent Non-Employee Directors and Non-Employee Advisors with an interest in the future success of the Company. This plan was issued on May 8th, 2000 and amended and restated on November 14th, 2001.

Section 2. Definitions.

Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section.

        (a) "Advisor" means any individual serving as a Member of the Board of Advisors.

        (b)     "Board of Advisors" means the Board of Advisors of the Company.

        (c) "Board of Directors" means the Board of Directors of the Company.

        (d) "Committee" means the Compensation Committee of the Board of Directors.

        (e)     "Common Stock" means the common stock of the Company, par value
$.001.

        (f) "Company" means Arbinet-thexchange, Inc., a Delaware corporation, or any successor company.

        (g)     "Code" means the Internal Revenue Code of 1986, as amended.

        (h) "Designated Subsidiary" shall mean the Subsidiaries which have been designated by the Board of Directors or the Committee from time to time in its sole discretion as eligible to participate in the Plan.

        (i) "Director" means any individual serving as a member of the Board of Directors.

        (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (k) "Fair Market Value" means the fair market value of a Share as determined by the Board of Directors in good faith based on the best available facts and circumstances at the time; provided, however, that where there is a public market for the

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Shares and the Shares are registered under the Exchange Act, Fair Market Value shall mean the per Share value as of any given date, determined as follows: (i) if the principal trading market for the Shares is a national securities exchange or the National Association of Securities Dealers Inc. Automated Quotation System ("NASDAQ") National Market System, the last reported sale price thereof on the relevant date, or if there were no trades on that date, the latest preceding date upon which a sale was reported, or (ii) if the Shares are not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Shares on the relevant date as reported on the NASDAQ, or if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service as applicable and as the Board determines.

        (l)     "Grantee" means a person granted an Option under the Plan.

        (m) "Non-Employee Advisors" means Advisors who are not employees of the Company or any of its designated subsidiaries.

        (n) "Non-Employee Directors" means Directors who are not employees of the Company or any of its designated subsidiaries.

        (o)     "Options" means non-qualified options granted under the Plan.

        (p) "Option Agreement" means the written instrument containing the terms and conditions applicable to an Option awarded under the Plan.

        (q) "Plan" means the Arbinet-thexchange, Inc. First Amended and Restated Non-Employee Directors and Advisors Stock Option Plan.

        (r) "Publicly Traded" means the Company is required to register shares of any class or common equity under Section 12 of the Exchange Act.

        (s)     "Share" means one share of Common Stock.

Section 3. Shares Subject to the Plan.

        (a) Total Number. Subject to adjustment as provided in this Section 3, the total number of Shares as to which Options may be granted under the Plan shall be one million five hundred thousand (1,500,000), all of which shall be issuable as Options. Any Shares issued pursuant to Options hereunder may consist, in whole or in part, of authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

        (b) Reduction in Number of Shares Available. The grant of an Option shall reduce the number of Shares available for grants under the Plan by the number of Shares subject to such Option. Any Shares issued by the Company through the assumption or

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substitution of outstanding grants of an acquired company shall reduce the
Shares available for grants under the Plan,

        (c) Increase in Number of Shares Available, The lapse, expiration, cancellation or other termination of an Option that has not been fully exercised shall increase the number of Shares available under the Plan.

        (d) Adjustments. In case of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or Shares of the Company, appropriate adjustments may be made by the Board of Directors (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the price per share subject to outstanding Options. Appropriate adjustments may also be made by the Committee in the terms of any Option Agreement under the Plan, to reflect such changes and to modify any other terms of an outstanding Option Agreement on an equitable basis. In the event of any such corporate transaction, then upon exercise of the Options, the holder thereof shall be entitled only to receive for the exercise price thereof the amount of cash, securities or other property into or for which one Share was converted or exchanged multiplied by the number of Shares subject to such Option.

Section 4. Grant of Options.

                (a) Eligibility. Subject to the provisions outlined in this
Section 4(a), only Non-Employee Directors and Non-Employee Advisors of the Company shall be eligible to receive Options under the Plan. Grants of Options under the Plan will be made at the discretion of the Committee and the Chief Executive Officer of the Company.

                (b) Initial Grants. On the date that such Non-Employee Director or Non-Employee Advisor is first elected to either the Board of Directors or the Board of Advisors, as the case may be, each Non-Employee Director or Non-Employee Advisor shall receive an Option under the Plan to purchase up to 80,000 Shares or such other amount as may be set by the Board of Directors (an "Initial Grant"). The Initial Grant shall be subject to the availability and adjustment of Shares issuable under the Plan pursuant to Section 3.

                (c) Annual Grants. Every year on the anniversary of the date that a Non-Employee Director or Non-Employee Advisor was initially elected to the Board of Directors or the Board of Advisors, as the case may be, such Non-Employee Director or Non-Employee Advisor may be granted an Option for up to an additional 20,000 Shares or such other amount as may be set by the Board of Directors (an "Annual Grant"). The Annual Grant shall be subject to the availability and adjustment of Shares issuable under the Plan pursuant to
Section 3.

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                (d) Exercise; Term; Vesting

                        (i) Exercise Price. Unless specifically set forth to the contrary in the applicable Option Agreement, the exercise price of each Share subject to an Option shall equal the Fair Market Value of a Share on the date such Option is granted.

                        (ii) Term. Unless specifically set forth to the contrary in the applicable Option Agreement, each Option shall have a term of ten years from the date of Option grant.

                        (iii) Vesting; Exercise; Non-Employee Director. Each Initial Grant and Annual Grant shall vest over four (4) years. For a Non-Employee Director this four (4) year vesting shall become exercisable in equal installments of a whole number of Shares every three (3) months from the date of said each Initial Grant and Annual Grant.

                        (iv) Vesting; Exercise; Non-Employee Advisor. Each Initial Grant and Annual Grant shall vest over four (4) years. For a Non-Employee Advisor this four (4) year vesting shall become exercisable in equal installments of a whole number of Shares on the first, second, third and fourth anniversaries of the date of grant of said each Initial Grant and Annual Grant.

Section 5. Exercise of Options

                Upon the exercise of any Option, the Grantee shall pay the exercise price of the Shares being purchased (a) in cash or its equivalent; (b) in Shares previously acquired by the Grantee, provided that if such Shares were acquired through exercise of an option under this or a similar plan, such shares have been held by the Grantee for a period of more than one year from the date of exercise, and further provided that the Grantee shall not have tendered Shares in payment of the exercise price of any other Option under the Plan or any other option plan of the Company within six calendar months of the date of exercise; (c) in any combination of (a) and (b) above. In the event the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be valued based upon the determination of the Board of Directors on the business date of tender.

                The number of Shares which are issued pursuant to the exercise of an Option shall be charged against the maximum limitation on Shares set forth in Sections 3 and 4 hereof.

Section 6. Termination of Directorship or Advisorship

                (a) Other than Death. Upon a Grantee ceasing to be a Non-Employee Director or Non-Employee Advisor of the Company for any reason other than as a result of the Grantee's death, such Grantee's Options shall be terminated 90 days after such Grantee's so ceasing to be a Non-Employee Director or Non-Employee Advisor; provided, however, that in no event shall such period extend beyond the expiration of the

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Option term; and provided further that such Option shall not be exercisable for more than the maximum number of Shares that the Grantee was entitled to purchase at the date of the Grantee's so ceasing to be a Non-Employee Director or Non-Employee Advisor.

                (b) Death. Upon the death of the Grantee, such Grantee's estate, or the person or persons who acquired the right to exercise such Option by bequest or inheritance, may exercise any outstanding installments of such Grantee's Options within one year from the date of death; provided, however, that in no event shall such period extend beyond the expiration of the Option term. In no event shall any Option be exercisable for more than the maximum number of Shares that the Grantee was entitled to purchase at the date of death.

Section 7. General Provisions.

        (a) The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

        (b) Each Option grant shall be evidenced by an Option Agreement in substantially the form attached hereto as Exhibit A.

        (c) No Grantee, and no beneficiary or other persons claiming under or through the Grantee, shall have any right, title or interest by reason of any Option to any particular assets of the Company, or any Shares allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option.

        (d) No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee's lifetime only by the Grantee. Subject to the provisions of Section 6 hereof, in the event of a Grantee's death, his Options may be exercised by the Grantee's legal representatives.

        (e) Notwithstanding any other provision of the Plan or agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate for Shares under the Plan prior to fulfillment of all of the following conditions:

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                (1)     The listing, or approval for listing upon notice of
issuance, of such Shares on any securities exchange on which the interests may then be traded;

                (2) Any registration or other qualification of such Shares under any state or federal law or regulation, or other qualification which the Board of Directors shall, upon the advice of counsel, deem necessary or advisable;

                (3) The obtaining of any other required consent, approval or permit from any state or federal government agency; and

                (4) The execution by the Grantee (or the Grantee's legal representative) of such written representation that counsel for the Company shall advise is necessary or advisable to the effect that the Shares then being purchased are being purchased for investment with no present intention of reselling or otherwise disposing of such Shares in any manner which may result in a violation of the Securities Act of 1933, as amended, and the placement upon certificates for such Shares of an appropriate legend in connection therewith.

        (f) In no event shall the Company be required to issue a fractional Share hereunder.

Section 8. Restrictions on Transfer.

        (a) Right of First Refusal. Unless otherwise determined by the Committee at or after grant, the Company shall have the right of first refusal to repurchase any Shares offered for sale by the Grantee, his executor, administrator, or beneficiaries, which shares were issued to the Grantee pursuant to one or more Options awarded to the Grantee under the Plan. Such offer shall be communicated to the Company by written notice, stipulating the terms and conditions of such offer therein, forwarded by registered or certified mail. The Company shall exercise its right to repurchase (or to designate a third party to repurchase) by giving written notice thereof by registered or certified mail to the Grantee, his executor, administrator or beneficiaries no later than 30 days after the date of the receipt of the offer. Within 30 days after receipt of such notice, the Grantee, his executor, administrator or beneficiaries shall deliver a certificate or certificates for the Shares being sold, together with appropriate duly signed stock powers transferring such Shares to the Company, and the Company shall deliver to the Grantee, his executor, administrator or beneficiaries the Company's check in the amount of the purchase price for the Shares being sold.

                In the event that such offer shall not be accepted by written notice by the Company, forwarded by registered or certified mail no later than 30 days after the date of the receipt of the offer, the Grantee, his executor, administrator or beneficiaries may dispose of the Shares offered to any person, firm or corporation, without restriction, except that the subsequent transfer of such Shares shall not be on terms more favorable to the transferee than the terms upon which the Shares were originally offered to the Company. If, within 60 days after the expiration of the 30-day period of any offer made

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hereunder, the Grantee, his executor, administrator or beneficiaries offering to sell any Shares issued hereunder, shall fail to consummate a sale thereof to any other purchaser, then no sale of such Shares may be made thereafter without again reoffering the same to the Company in accordance with the provisions of this subparagraph.

        (b) Right to Repurchase. Unless otherwise determined by the Committee at or after grant, in the event of the Grantee's termination of service on the Board of Directors or Board of Advisors, the Company shall have the right to repurchase all Shares issued or to be issued to the Grantee under this Plan at fair market value, as may be determined by the Committee from time to time, but not less than the Grantee's cost. In the event that the Committee determines in good faith that the Grantee has materially breached any non-compete or confidentiality agreement with the Company after termination of his tenure as a Non-Employee Director or Non-Employee Advisor, the price at which the Company shall have the right to repurchase such Shares shall be equal to the exercise price or purchase price paid by the Grantee.

                The Company's right to repurchase shall be exercisable at any time within one year after the date of Grantee's termination of service on the Board of Directors or Board of Advisors by the delivery of written notice by the Company to such effect to the Grantee, his executor, administrator or beneficiaries. Within 30 days after receipt of such notice, the Grantee, his executor, administrator or beneficiaries shall deliver a certificate or certificates for the shares being sold, together with appropriate duly signed stock powers transferring such shares to the Company, and the Company shall deliver to the Grantee, his executor, administrator or beneficiaries the Company's check in the amount of the purchase price for the shares being sold.

        (c) The right of first refusal and buy-back rights shall terminate when the Company has consummated a public offering of its Common Stock pursuant to the Securities Act of 1933, as amended.

        (d) The right of first refusal and buy-back rights granted to the Company in each subparagraph of Section 8 are separate and independent obligations of the Grantee and shall survive any termination of Board service. Furthermore, such rights shall not be construed as an absolute obligation on the part of the Company to repurchase any Shares tendered.

        (e) Each certificate for Shares issued by the Company to the Grantee shall bear an appropriate legend that the transfer of such Shares is restricted by the provisions of the Plan.

Section 9. Effective Date. The effective date of this First Amended and Restated Plan is November 14th, 2001, the date of its adoption by the Board of Directors.

Section 10. Termination and Amendment. The Plan shall terminate on, and no Option shall be granted under the Plan after the tenth anniversary of the Plan's effective date or the date the Company liquidates, whichever occurs earlier. Unless otherwise terminated

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by action of the Board of Directors, the Plan will not terminate automatically as a result of the Company becoming or becoming considered Publicly Traded. The Board of Directors also may terminate the Plan or make such modifications or amendments to the Plan as it shall deem advisable.

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